                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 14, 2006

                            MILESTONE SCIENTIFIC INC.
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                  001-14053              13-3545623
-------------------------------   ----------------  ----------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE  (IRS EMPLOYER IDENTIFICATION
         INCORPORATION)                NUMBER)                  NO.)

220 SOUTH ORANGE AVENUE, LIVINGSTON CORPORATE PARK, LIVINGSTON, NEW JERSEY 07034
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 535-2717

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) - (c) Effective July 14, 2006, David Cohn, CPA, was elected as
Chief Financial Officer of Milestone Scientific Inc. ("Milestone") to replace
Rosaline Shau. From September 2002 to July 2006 Mr. Cohn, 55, was Controller of
Bookazine Co., Inc., a book wholesaler and distributor. Before that he had more than 20 years of experience as Controller in various companies, including Arbee
Associates, a furniture dealership, and as an accountant and auditor in various
CPA practices. He has a B.S. in Accounting from Rutgers University.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                            MILESTONE SCIENTIFIC INC.

                            By: /s/ Leonard Osser
                                --------------------------------------------
                                Leonard Osser
                                Chairman and Chief Executive Officer

Dated: July 20, 2006